Exhibit 10.1

FIRST AMENDMENT
TO FIVE YEAR CREDIT AGREEMENT AND TERMINATION OF 364-DAY CREDIT AGREEMENT

            This FIRST AMENDMENT TO FIVE YEAR CREDIT AGREEMENT AND TERMINATION OF 364-DAY CREDIT AGREEMENT dated as of September 29, 2004 (this "Amendment") by and among MOHAWK INDUSTRIES, INC. (the "Borrower"), SUNTRUST BANK, as Co-Lead Arranger and Agent, WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Lead Arranger and Administrative Agent (the "Agent") and the other Banks from time to time party thereto (the "Banks").

            WHEREAS, the parties hereto are parties to that certain Five Year Credit Agreement dated as September 30, 2003 (the "Credit Agreement");

            WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

            WHEREAS, the parties hereto are also parties to that certain 364-Day Credit Agreement dated as of September 30, 2003 (the "364-Day Credit Agreement") which the parties desire to terminate in connection with this Amendment.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

            Section 1.  Specific Amendments to Credit Agreement.

            (a)        Section 3.02(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            (c)        the fact that the representations and warranties contained in Article IV of this Agreement (other than those contained in Sections 4.04(b) and 4.05), shall be true on and as of the date of such Borrowing or issuance of such Letter of Credit except for changes permitted by this Agreement and except to the extent they relate solely to an earlier date; provided, that with respect to those contained in Sections 4.01, 4.06, 4.11, 4.12 and 4.13, the determination of whether any Material Adverse Effect has occurred as set forth therein shall be made solely by the Borrower, in its reasonable, good faith judgment; and

            (b)        Section 2.06(a) of the Credit Agreement is hereby amended by deleting the table contained therein and replacing it with the following table:

Debt to Capitalization Ratio	Base Rate Loan	Euro-Dollar Loan
> 0.55 to 1.0	0.500%	1.400%
> 0.50 to 1.0 but < 0.55 to 1.0	0.250%	1.150%
> 0.40 to 1.0 but <0.50 to 1.0	0.000%	0.900%
>0.30 to 1.0 but <0.40 to 1.0	0.000%	0.650%
>0.20 to 1.0 but <0.30 to 1.0	0.000%	0.500%
< 0.20 to 1.0	0.000%	0.400%

            (c)        Each Bank agrees that its Commitment shall be increased from $100,000,000 to $150,000,000.  Accordingly, the Credit Agreement is hereby amended by (i) deleting the reference to $100,000,000 set forth on each Bank's signature page to the Credit Agreement and replacing it with a reference to $150,000,000 and (ii) deleting the reference to $200,000,000 as the "Total Commitments" at the end of the signature pages to the Credit Agreement and replacing it with a reference to $300,000,000.

            Section 2.  Termination of 364-Day Credit Agreement.  Upon the effectiveness of this Amendment, the parties hereto agree that the 364-Day Credit Agreement and the Commitments (as defined in the 364-Day Credit Agreement) thereunder shall be terminated.

            Section 3.  Representations of the Borrower.  The Borrower represents and warrants to the Agent and the Banks that:

            (a)        Authorization.  The execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment and the Credit Agreement as amended by this Amendment (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official (other than routine filings with the Securities and Exchange Commission), (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by‑laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

            (b)        Binding Effect.  Each of this Amendment and the Credit Agreement as amended by this Amendment constitutes a valid and binding agreement of the Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

            (c)        No Default.  No Default or Event of Default will exist immediately after giving effect to this Amendment.

            Section 4.  Reaffirmation of Representations.  The Borrower hereby repeats and reaffirms all representations and warranties made by it to the Agent and the Banks in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

            Section 5.  References to the Credit Agreement.  Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

            Section 6.  Effect of Amendment.  Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

            Section 7.  Ratification.  The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

            Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

            Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA.

            Section 10.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

            Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts and delivered by facsimile, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

            Section 12.  Headings.  The paragraph headings used in this Amendment are for convenience only and in no way defined, describe or limit the scope or intent of this Amendment.

            Section 13.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

            Section 12.  Effective Date.  This Amendment shall be effective upon (a) the execution and delivery of this Amendment by all of the parties hereto and (b) and the Borrower's execution and delivery of replacement Notes to each of the Banks in the amount of their respective Commitments as increased by this Amendment.

[Signatures on the Following Page]

            IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Five Year Credit Agreement to be executed as of the date first above written.

MOHAWK INDUSTRIES, INC.

     By:/s/: Scott R. Veldman

     Name: Scott R. Veldman

     Title: Vice President & Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Bank

By:/s/: David C. Hauglid

     Name:_________________________

     Title:__________________________

SUNTRUST BANK

By:_________________________________

      Name:____________________________

     Title:_____________________________

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